UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/21

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Active Midcap Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Active MidCap Fund

ANNUAL REPORT December 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through December 31, 2021, as provided by portfolio managers Peter D. Goslin, CFA and Adam Logan, CFA, of Newton Investment Management North America, LLC, sub-investment adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2021, BNY Mellon Active MidCap Fund’s (the “fund”) Class A shares achieved a total return of 26.66%, Class C shares returned 25.51%, Class I shares returned 26.91%, and Class Y shares returned 27.10%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of 22.58% for the same period.2

Mid-cap stocks produced strongly positive returns bolstered by accommodative monetary and fiscal stimulus and strong economic growth as the economy began to rebound from pandemic-related restrictions. The fund outperformed the Index, largely due to the effectiveness of the fund’s value and quality factors in identifying stocks favored by the market.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations, primarily within mid-cap stocks in the U.S. stock market.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings-quality measures. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Equities Advance Despite Pandemic-Related Challenges

After a sharp recovery from COVID-19-related losses in 2020, U.S. equities made further headway in 2021. Although fresh lockdowns were enforced in some locations, the accelerating rollout of COVID-19 vaccination programs bolstered investors’ risk appetite. By contrast, the impact of monetary accommodation, which provided critical support for financial asset prices, proved more complex. With reflation underway and an elevated pace of growth expected in the second half of the year, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus provided earlier in the pandemic. This contributed to a sharp rise in government bond yields early in 2021, with the long end of the U.S. Treasury market experiencing its worst quarter since 1980. The nature of fiscal stimulus also continued to evolve as President Biden formally announced his long-awaited $2 trillion infrastructure program.

U.S. equities continued to advance during the second half of the period, albeit at a slower pace, drawing strength from an impressive slate of U.S. economic data, robust corporate earnings and further evidence that vaccination programs could be paving the way for a full reopening of economies. However, headwinds emerged as the widening scope of regulatory intervention within China unnerved investors, as did debt-related problems in the Chinese real estate industry that threatened a broader crisis in the property and financial sectors. Globally, higher energy prices, goods shortages and wage-inflation numbers led to the suggestion that monetary stimulus could be ‘tapered’ and interest rates moved higher. Nevertheless, U.S. equities continued on an upward trajectory, taking the prospect of monetary policy tightening and the lack of legislative progress for President Biden’s ‘Build Back Better’ bill in their stride. Markets dipped in early December, when the new, highly transmissible COVID-19 Omicron variant was detected in the United States. Risk assets also reacted negatively to incrementally more hawkish rhetoric regarding the tapering of the U.S. Federal Reserve’s (the “Fed”) asset-purchase program that emerged from the Fed’s December meeting. While large-cap stocks recovered into the end of the year, mid-cap stocks continue to trade off their previous highs.

Value and Quality Factors Outperform

The fund’s performance compared to the Index benefited from the effectiveness of valuation and earnings-quality factors in identifying strong-performing stocks. While the fund’s systematic stock selection approach is based on rankings of valuation, momentum, sentiment and earnings-quality measures rather than focusing on industry or sector exposure, some industries and sectors contributed more to outperformance than others. During the review period, the consumer discretionary and health care sectors proved most accretive to the fund’s relative performance. As the fund invests in a large number of stocks, the performance of any individual holdings had minimal impact on overall fund performance. Nevertheless, top-performing holdings included automobile parts and accessories retailer AutoZone, health care and information technology-solutions provider Cerner, which was acquired during the period at a premium to its pre-acquisition stock price, and independent oil and gas exploration and production company Marathon Oil.

Conversely, investors failed to reward the growth, momentum and dividend-yield factors employed by the fund. Underperforming sectors included communication services and financials. Notably weak individual contributors to relative performance included streaming media platform Roku, which faced competitive headwinds despite exhibiting strong momentum characteristics, and Texas-based insurance company Globe Life, which suffered from the impact of the COVID-19 pandemic.

Maintaining a Diversified Portfolio and Consistent Investment Approach

With the economy continuing to recover from the effects of COVID-19, despite the pandemic’s lingering impact, we expect to see further economic growth ahead, albeit at a somewhat slower pace than in 2021. At the same time, equity markets are likely to face headwinds in the coming months, making the exceptionally strong returns of the current reporting period less likely to be repeated in the near future. Increasing inflationary pressures, driven by strong demand and supply-chain disruptions, have increased the

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

possibility that the Fed may soon taper its asset-buying program and eventually begin to raise interest rates, removing some support for equity markets and signaling a phase of slower economic growth. While inflationary pressures may moderate somewhat as the supply chain untangles, tight labor market conditions currently show no signs of easing. On the other hand, rising interest rates are likely to continue to constrain fixed-income markets, leaving investors with few options as attractive as equities.

The fund’s investment strategy maintains unwavering focus on our systematic approach to evaluating securities and building portfolios. This approach has allowed us to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace. As of the end of the review period, the fund holds over 245 individual securities characterized by attractive valuations and improving fundamentals. Sector weightings remain close to those of the Index, with slightly overweight exposure to health care, information technology and communication services, and slightly underweight exposure to industrials, financials and materials. As always, overweights and underweights are determined by our bottom-up, factor-driven stock selection process rather than by top-down macroeconomic opinions. We continue to control risks relative to the Index from a sector and market capitalization standpoint, and believe the fund is well positioned to benefit from the prevailing market environment.

January 18, 2022

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through April 30, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Active MidCap Fund with a hypothetical investment of $10,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Active MidCap Fund on 12/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Active MidCap Fund with a hypothetical investment of $1,000,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 in Class Y shares of BNY Mellon Active MidCap Fund on 12/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	19.39%	8.78%	12.01%
without sales charge	1/29/85	26.66%	10.08%	12.67%
Class C shares
with applicable redemption charge †	11/27/02	24.51%	9.11%	11.70%
without redemption	11/27/02	25.51%	9.11%	11.70%
Class I shares	11/27/02	26.91%	10.32%	12.90%
Class Y shares	9/1/15	27.10%	10.39%	12.96%††
Russell Midcap® Index		22.58%	15.10%	14.91%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Active MidCap Fund from July 1, 2021 to December 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.04	$8.63	$2.94	$2.47
Ending value (after expenses)	$1,079.50	$1,074.50	$1,080.50	$1,081.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.92	$8.39	$2.85	$2.40
Ending value (after expenses)	$1,021.32	$1,016.89	$1,022.38	$1,022.84
†

Expenses are equal to the fund’s annualized expense ratio of .77% for Class A, 1.65% for Class C, .56% for Class I and .47% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2021

Description	Shares		Value ($)
Common Stocks - 99.9%
Automobiles & Components - .5%
Harley-Davidson	18,970		714,979
The Goodyear Tire & Rubber Company	37,565	[a]	800,886
Thor Industries	6,985		724,833
			2,240,698
Banks - 2.1%
Hancock Whitney	49,420		2,471,988
MGIC Investment	57,480		828,862
New York Community Bancorp	106,010		1,294,382
Regions Financial	208,530		4,545,954
Washington Federal	40,035		1,336,368
			10,477,554
Capital Goods - 8.9%
A.O. Smith	32,115		2,757,073
Acuity Brands	7,910		1,674,705
AECOM	14,895		1,152,128
AGCO	18,850		2,186,977
Donaldson	29,945		1,774,541
Dover	15,455		2,806,628
EMCOR Group	12,250		1,560,528
Fastenal	21,005		1,345,580
Fortune Brands Home & Security	8,645		924,151
Generac Holdings	2,675	[a]	941,386
Howmet Aerospace	30,660		975,908
Huntington Ingalls Industries	6,340		1,183,932
Lennox International	5,710		1,852,096
Masco	37,050		2,601,651
nVent Electric	75,585		2,872,230
Parker-Hannifin	7,340		2,335,001
Pentair	24,780		1,809,683
Terex	33,405		1,468,150
Textron	46,185		3,565,482
The Middleby	5,085	[a]	1,000,525
The Toro Company	9,115		910,680
Trane Technologies	21,210		4,285,056
United Rentals	3,940	[a]	1,309,223
W.W. Grainger	2,470		1,280,053
			44,573,367
Commercial & Professional Services - 1.5%
Booz Allen Hamilton Holding	17,230		1,460,932
Clean Harbors	19,485	[a]	1,944,018
Jacobs Engineering Group	13,905		1,935,993

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Commercial & Professional Services - 1.5% (continued)
ManpowerGroup	11,100		1,080,363
Robert Half International	11,245		1,254,042
			7,675,348
Consumer Durables & Apparel - 3.7%
Brunswick	13,880		1,398,132
Capri Holdings	15,900	[a]	1,032,069
Hanesbrands	52,400		876,128
Mattel	65,125	[a]	1,404,095
Mohawk Industries	6,880	[a]	1,253,398
Peloton Interactive, Cl. A	13,740	[a]	491,342
PulteGroup	44,080		2,519,613
PVH	18,800		2,005,020
Tapestry	54,890		2,228,534
Tempur Sealy International	21,950		1,032,309
Under Armour, Cl. A	69,380	[a]	1,470,162
Whirlpool	7,050		1,654,353
YETI Holdings	10,620	[a]	879,655
			18,244,810
Consumer Services - 3.1%
Chipotle Mexican Grill	1,550		2,709,788
Expedia Group	13,450	[a]	2,430,684
Marriott Vacations Worldwide	14,205		2,400,361
MGM Resorts International	42,905		1,925,576
Norwegian Cruise Line Holdings	27,700	[a]	574,498
Planet Fitness, Cl. A	8,980	[a]	813,408
Royal Caribbean Cruises	12,590	[a]	968,171
Service Corp. International	12,975		921,095
Wyndham Hotels & Resorts	32,850		2,945,003
			15,688,584
Diversified Financials - 4.8%
Affiliated Managers Group	9,235		1,519,250
Ally Financial	22,810		1,085,984
Credit Acceptance	2,230	[a]	1,533,526
Discover Financial Services	23,730		2,742,239
Evercore, Cl. A	11,425		1,552,086
FactSet Research Systems	4,540		2,206,485
MSCI	6,245		3,826,249
OneMain Holdings	23,790		1,190,452
Stifel Financial	32,415		2,282,664
Synchrony Financial	38,000		1,762,820
T. Rowe Price Group	19,810		3,895,438
Upstart Holdings	3,985	[a]	602,931
			24,200,124

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Energy - 3.6%
Continental Resources	21,890		979,796
Hess	45,850		3,394,276
Marathon Oil	324,210		5,323,528
Murphy Oil	78,605		2,052,377
Occidental Petroleum	89,830		2,604,172
Phillips 66	35,085		2,542,259
Texas Pacific Land	730		911,675
			17,808,083
Food & Staples Retailing - .9%
BJ's Wholesale Club Holdings	10,685	[a]	715,574
The Kroger Company	83,235		3,767,216
			4,482,790
Food, Beverage & Tobacco - 2.5%
Darling Ingredients	21,655	[a]	1,500,475
The Hain Celestial Group	26,200	[a]	1,116,382
The Hershey Company	25,220		4,879,313
The J.M. Smucker Company	28,200		3,830,124
Tyson Foods, Cl. A	13,100		1,141,796
			12,468,090
Health Care Equipment & Services - 7.5%
Acadia Healthcare	16,780	[a]	1,018,546
Amedisys	4,590	[a]	743,029
AmerisourceBergen	9,490		1,261,126
Cerner	59,870		5,560,127
Chemed	5,410		2,862,106
DaVita	9,290	[a]	1,056,830
Dentsply Sirona	44,860		2,502,739
Henry Schein	8,665	[a]	671,797
Hologic	26,100	[a]	1,998,216
ICU Medical	7,735	[a]	1,835,825
IDEXX Laboratories	7,980	[a]	5,254,511
Integra LifeSciences Holdings	22,390	[a]	1,499,906
McKesson	11,870		2,950,526
Quidel	4,750	[a]	641,203
Teladoc Health	8,210	[a]	753,842
Teleflex	5,300		1,740,944
Veeva Systems, Cl. A	8,930	[a]	2,281,436
Zimmer Biomet Holdings	21,825		2,772,648
			37,405,357
Household & Personal Products - .1%
Coty, Cl. A	69,020	[a]	724,710
Insurance - 4.9%
Aflac	35,445		2,069,634

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Insurance - 4.9% (continued)
Alleghany	2,455	[a]	1,638,933
American Financial Group	13,025		1,788,593
Arch Capital Group	55,920	[a]	2,485,644
Cincinnati Financial	21,170		2,411,898
Fidelity National Financial	21,040		1,097,867
First American Financial	13,330		1,042,806
Globe Life	26,395		2,473,739
Markel	1,260	[a]	1,554,840
Primerica	18,600		2,850,822
The Hanover Insurance Group	13,200		1,729,992
The Hartford Financial Services Group	44,980		3,105,419
			24,250,187
Materials - 5.0%
Avery Dennison	11,295		2,446,158
CF Industries Holdings	49,580		3,509,272
Cleveland-Cliffs	48,250	[a]	1,050,403
Corteva	18,590		878,935
Eagle Materials	14,740		2,453,620
Greif, Cl. A	11,680		705,122
Ingevity	22,440	[a]	1,608,948
LyondellBasell Industries, Cl. A	19,205		1,771,277
Minerals Technologies	18,750		1,371,563
Nucor	30,190		3,446,189
Olin	15,320		881,206
The Mosaic Company	42,900		1,685,541
Westlake Chemical	21,670		2,104,807
WestRock	28,285		1,254,723
			25,167,764
Media & Entertainment - 4.1%
Discovery, Cl. A	27,400	[a]	644,996
DISH Network, Cl. A	15,495	[a]	502,658
Fox, Cl. A	61,880		2,283,372
Match Group	6,395	[a]	845,739
News Corporation, Cl. A	79,565		1,775,095
Omnicom Group	26,690		1,955,576
Pinterest, Cl. A	34,990	[a]	1,271,887
Playtika Holding	20,990	[a]	362,917
Roku	7,985	[a]	1,822,177
Sirius XM Holdings	132,770		843,090
Spotify Technology	7,400	[a]	1,731,822
The Interpublic Group of Companies	94,090		3,523,670
The New York Times Company, Cl. A	37,990		1,834,917

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Media & Entertainment - 4.1% (continued)
Yelp	28,765	[a]	1,042,444
			20,440,360
Pharmaceuticals Biotechnology & Life Sciences - 5.6%
Agilent Technologies	32,680		5,217,362
Avantor	39,760	[a]	1,675,486
Bio-Rad Laboratories, Cl. A	3,330	[a]	2,516,048
Bruker	22,480		1,886,297
Charles River Laboratories International	2,045	[a]	770,515
IQVIA Holdings	12,250	[a]	3,456,215
Mettler-Toledo International	2,745	[a]	4,658,841
Novavax	3,520	[a]	503,606
Repligen	4,510	[a]	1,194,428
Royalty Pharma, CI. A	72,330		2,882,351
Seagen	8,880	[a]	1,372,848
Syneos Health	11,150	[a]	1,144,882
Waters	2,450	[a]	912,870
			28,191,749
Real Estate - 8.6%
AvalonBay Communities	20,080	[b]	5,072,007
CubeSmart	33,430	[b]	1,902,501
Duke Realty	21,505	[b]	1,411,588
Equity Residential	19,015	[b]	1,720,858
Extra Space Storage	17,630	[b]	3,997,250
Federal Realty Investment Trust	16,485	[a,b]	2,247,235
Gaming & Leisure Properties	27,233	[b]	1,325,158
Kite Realty Group Trust	98,915	[b]	2,154,369
Mid-America Apartment Communities	32,340	[b]	7,420,090
National Retail Properties	60,880	[b]	2,926,502
PS Business Parks	13,215	[b]	2,433,807
Regency Centers	31,330	[b]	2,360,716
Simon Property Group	22,600	[b]	3,610,802
SL Green Realty	22,990	[b]	1,648,383
Urban Edge Properties	30,455	[b]	578,645
Weyerhaeuser	50,210	[b]	2,067,648
			42,877,559
Retailing - 4.9%
Advance Auto Parts	3,570		856,372
AutoZone	2,560	[a]	5,366,758
Dick's Sporting Goods	11,505		1,322,960
Etsy	5,165	[a]	1,130,825
Foot Locker	20,260		883,944
Genuine Parts	5,265		738,153
Kohl's	32,145		1,587,642

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Retailing - 4.9% (continued)
LKQ	37,440		2,247,523
O'Reilly Automotive	6,220	[a]	4,392,751
Ulta Beauty	7,185	[a]	2,962,663
Wayfair, Cl. A	4,830	[a]	917,555
Williams-Sonoma	10,810		1,828,295
			24,235,441
Semiconductors & Semiconductor Equipment - 3.8%
Enphase Energy	7,760	[a]	1,419,614
Entegris	5,600		776,048
Microchip Technology	32,820		2,857,309
ON Semiconductor	65,190	[a]	4,427,705
Qorvo	12,660	[a]	1,979,897
Skyworks Solutions	12,450		1,931,493
Teradyne	23,040		3,767,731
Xilinx	8,130		1,723,804
			18,883,601
Software & Services - 12.7%
ACI Worldwide	65,600	[a]	2,276,320
Alliance Data Systems	12,205		812,487
Aspen Technology	8,910	[a]	1,356,102
Cadence Design Systems	11,885	[a]	2,214,770
Concentrix	7,025		1,254,806
CrowdStrike Holdings, CI. A	10,760	[a]	2,203,110
Datadog, Cl. A	8,640	[a]	1,538,870
DocuSign	16,240	[a]	2,473,514
Dolby Laboratories, Cl. A	19,055		1,814,417
EPAM Systems	2,480	[a]	1,657,756
Euronet Worldwide	6,420	[a]	765,071
Fair Isaac	4,600	[a]	1,994,882
FLEETCOR Technologies	11,280	[a]	2,524,915
Fortinet	8,150	[a]	2,929,110
Gartner	12,590	[a]	4,209,089
GoDaddy, Cl. A	17,715	[a]	1,503,295
HubSpot	2,900	[a]	1,911,535
Jack Henry & Associates	9,930		1,658,211
Manhattan Associates	5,260	[a]	817,877
NortonLifeLock	41,920		1,089,082
Nuance Communications	21,940	[a]	1,213,721
Palantir Technologies, Cl. A	43,805	[a]	797,689
Palo Alto Networks	5,580	[a]	3,106,721
Paychex	13,375		1,825,688
Paycom Software	2,055	[a]	853,215
PTC	18,620	[a]	2,255,813

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Software & Services - 12.7% (continued)
Qualys	12,055	[a]	1,654,187
Splunk	9,570	[a]	1,107,440
Synopsys	14,375	[a]	5,297,187
Teradata	30,610	[a]	1,300,007
The Trade Desk, Cl. A	38,220	[a]	3,502,481
The Western Union Company	62,840		1,121,066
Verisign	10,170	[a]	2,581,349
			63,621,783
Technology Hardware & Equipment - 4.0%
Arista Networks	23,280	[a]	3,346,500
CDW	17,125		3,506,858
Corning	96,255		3,583,574
Keysight Technologies	16,480	[a]	3,403,285
Motorola Solutions	6,010		1,632,917
NetApp	19,765		1,818,182
Zebra Technologies, Cl. A	4,945	[a]	2,943,264
			20,234,580
Transportation - 2.3%
Delta Air Lines	25,740	[a]	1,005,919
Kirby	26,410	[a]	1,569,282
Old Dominion Freight Line	18,470		6,619,279
United Airlines Holdings	50,120	[a]	2,194,254
			11,388,734
Utilities - 4.8%
ALLETE	48,630		3,226,600
Black Hills	24,430		1,724,025
DTE Energy	52,925		6,326,654
FirstEnergy	23,080		959,897
Hawaiian Electric Industries	52,955		2,197,633
IDACORP	33,570		3,803,817
MDU Resources Group	52,635		1,623,263
PPL	134,505		4,043,220
			23,905,109
Total Common Stocks (cost $395,188,308)			499,186,382

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,211,268)	0.07	1,211,268	[c]	1,211,268
Total Investments (cost $396,399,576)		100.1%		500,397,650
Liabilities, Less Cash and Receivables		(.1%)		(479,972)
Net Assets		100.0%		499,917,678

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	20.6
Health Care	13.1
Industrials	12.7
Consumer Discretionary	12.1
Financials	11.8
Real Estate	8.6
Materials	5.0
Utilities	4.8
Communication Services	4.1
Energy	3.6
Consumer Staples	3.5
Investment Companies	.2
100.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Description	Value ($) 12/31/2020	Purchases ($)†	Sales ($)	Value ($) 12/31/2021	Dividends/ Distributions ($)
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	1,810,412	37,271,329	(37,870,473)	1,211,268	1,016
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	1,638,745	8,185,116	(9,823,861)	-	6,949	††
Total - .2%	3,449,157	45,456,445	(47,694,334)	1,211,268	7,965

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	395,188,308	499,186,382
Affiliated issuers	1,211,268	1,211,268
Dividends receivable		354,342
Receivable for shares of Common Stock subscribed		21,807
Prepaid expenses		48,580
		500,822,379
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		309,410
Payable for shares of Common Stock redeemed		483,358
Directors’ fees and expenses payable		3,994
Other accrued expenses		107,939
		904,701
Net Assets ($)		499,917,678
Composition of Net Assets ($):
Paid-in capital		381,189,824
Total distributable earnings (loss)		118,727,854
Net Assets ($)		499,917,678

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	477,538,228	2,241,149	20,137,191	1,109.80
Shares Outstanding	7,718,732	41,394	322,428	18.30
Net Asset Value Per Share ($)	61.87	54.14	62.45	60.64

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,424,528
Affiliated issuers	1,016
Income from securities lending—Note 1(b)	6,949
Total Income	6,432,493
Expenses:
Management fee—Note 3(a)	3,596,647
Shareholder servicing costs—Note 3(c)	1,450,534
Professional fees	113,433
Registration fees	65,783
Directors’ fees and expenses—Note 3(d)	34,165
Prospectus and shareholders’ reports	28,447
Custodian fees—Note 3(c)	25,834
Distribution fees—Note 3(b)	16,186
Chief Compliance Officer fees—Note 3(c)	14,276
Loan commitment fees—Note 2	7,636
Interest expense—Note 2	75
Miscellaneous	33,816
Total Expenses	5,386,832
Less—reduction in expenses due to undertaking—Note 3(a)	(1,677,777)
Net Expenses	3,709,055
Investment Income—Net	2,723,438
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	87,436,624
Net change in unrealized appreciation (depreciation) on investments	20,985,674
Net Realized and Unrealized Gain (Loss) on Investments	108,422,298
Net Increase in Net Assets Resulting from Operations	111,145,736

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
Operations ($):
Investment income—net	2,723,438	2,745,142
Net realized gain (loss) on investments	87,436,624	10,755,873
Net change in unrealized appreciation (depreciation) on investments	20,985,674	17,331,669
Net Increase (Decrease) in Net Assets Resulting from Operations	111,145,736	30,832,684
Distributions ($):
Distributions to shareholders:
Class A	(73,791,674)	(11,507,499)
Class C	(369,407)	(53,904)
Class I	(3,266,885)	(636,732)
Class Y	(206)	(32)
Total Distributions	(77,428,172)	(12,198,167)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,886,572	5,199,845
Class C	175,817	46,250
Class I	7,818,369	5,096,649
Distributions reinvested:
Class A	69,393,455	10,861,453
Class C	357,343	51,751
Class I	3,253,569	632,975
Cost of shares redeemed:
Class A	(39,048,874)	(49,819,157)
Class C	(513,948)	(675,132)
Class I	(12,319,441)	(10,850,637)
Increase (Decrease) in Net Assets from Capital Stock Transactions	35,002,862	(39,456,003)
Total Increase (Decrease) in Net Assets	68,720,426	(20,821,486)
Net Assets ($):
Beginning of Period	431,197,252	452,018,738
End of Period	499,917,678	431,197,252

	Year Ended December 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	89,414	107,889
Shares issued for distributions reinvested	1,158,297	217,363
Shares redeemed	(601,189)	(1,020,814)
Net Increase (Decrease) in Shares Outstanding	646,522	(695,562)
Class Cb
Shares sold	3,081	998
Shares issued for distributions reinvested	6,800	1,205
Shares redeemed	(9,025)	(15,176)
Net Increase (Decrease) in Shares Outstanding	856	(12,973)
Class Ia
Shares sold	118,670	105,989
Shares issued for distributions reinvested	53,786	12,917
Shares redeemed	(183,975)	(219,875)
Net Increase (Decrease) in Shares Outstanding	(11,519)	(100,969)

[a]	During the period ended December 31, 2021, 741 Class A shares representing $48,293 were exchanged for 734 Class I shares.
[b]

During the period ended December 31, 2021, 352 Class C shares representing $19,465 were automatically converted to 315 Class A shares and during the period ended December 31, 2020, 37 Class C shares representing $1,666 were automatically converted to 34 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	57.91	54.75	48.11	62.37	59.60
Investment Operations:
Investment income—net[a]	.37	.35	.21	.22	.18
Net realized and unrealized gain (loss) on investments	14.57	4.41	7.94	(9.12)	9.65
Total from Investment Operations	14.94	4.76	8.15	(8.90)	9.83
Distributions:
Dividends from investment income—net	(.30)	(.39)	(.25)	(.26)	(.24)
Dividends from net realized gain on investments	(10.68)	(1.21)	(1.26)	(5.10)	(6.82)
Total Distributions	(10.98)	(1.60)	(1.51)	(5.36)	(7.06)
Net asset value, end of period	61.87	57.91	54.75	48.11	62.37
Total Return (%)[b]	26.66	9.18	16.95	(14.31)	16.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.16	1.13	1.12	1.13
Ratio of net expenses to average net assets	.78	.94	1.12	1.12	1.13
Ratio of net investment income to average net assets	.56	.70	.39	.36	.28
Portfolio Turnover Rate	90.53	88.91	81.43	68.30	63.75
Net Assets, end of period ($ x 1,000)	477,538	409,572	425,315	403,113	534,563

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	52.02	49.44	43.74	57.44	55.61
Investment Operations:
Investment (loss)—net[a]	(.19)	(.10)	(.25)	(.26)	(.33)
Net realized and unrealized gain (loss) on investments	12.99	3.89	7.21	(8.34)	8.98
Total from Investment Operations	12.80	3.79	6.96	(8.60)	8.65
Distributions:
Dividends from net realized gain on investments	(10.68)	(1.21)	(1.26)	(5.10)	(6.82)
Net asset value, end of period	54.14	52.02	49.44	43.74	57.44
Total Return (%)[b]	25.51	8.17	15.94	(15.04)	15.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	2.09	2.02	1.96	1.97
Ratio of net expenses to average net assets	1.67	1.87	2.01	1.96	1.97
Ratio of net investment (loss) to average net assets	(.33)	(.22)	(.51)	(.48)	(.57)
Portfolio Turnover Rate	90.53	88.91	81.43	68.30	63.75
Net Assets, end of period ($ x 1,000)	2,241	2,109	2,646	3,338	6,813

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	58.44	55.31	48.52	62.64	59.97
Investment Operations:
Investment income—net[a]	.51	.46	.32	.38	.33
Net realized and unrealized gain (loss) on investments	14.70	4.43	8.03	(9.18)	9.70
Total from Investment Operations	15.21	4.89	8.35	(8.80)	10.03
Distributions:
Dividends from investment income—net	(.52)	(.55)	(.30)	(.22)	(.54)
Dividends from net realized gain on investments	(10.68)	(1.21)	(1.26)	(5.10)	(6.82)
Total Distributions	(11.20)	(1.76)	(1.56)	(5.32)	(7.36)
Net asset value, end of period	62.45	58.44	55.31	48.52	62.64
Total Return (%)	26.91	9.40	17.21	(14.12)	16.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.96	.93	.89	.90
Ratio of net expenses to average net assets	.57	.74	.92	.89	.90
Ratio of net investment income to average net assets	.77	.91	.59	.60	.53
Portfolio Turnover Rate	90.53	88.91	81.43	68.30	63.75
Net Assets, end of period ($ x 1,000)	20,137	19,515	24,057	36,323	113,090

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	56.94	53.82	47.75	62.58	60.00
Investment Operations:
Investment income—net[a]	.55	.47	.36	.43	.34
Net realized and unrealized gain (loss) on investments	14.35	4.41	7.80	(9.23)	9.70
Total from Investment Operations	14.90	4.88	8.16	(8.80)	10.04
Distributions:
Dividends from investment income—net	(.52)	(.55)	(.83)	(.93)	(.64)
Dividends from net realized gain on investments	(10.68)	(1.21)	(1.26)	(5.10)	(6.82)
Total Distributions	(11.20)	(1.76)	(2.09)	(6.03)	(7.46)
Net asset value, end of period	60.64	56.94	53.82	47.75	62.58
Total Return (%)	27.10	9.63	17.12	(14.11)	16.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.85	.84	.88	.87
Ratio of net expenses to average net assets	.48	.63	.84	.88	.87
Ratio of net investment income to average net assets	.85	.96	.68	.71	.54
Portfolio Turnover Rate	90.53	88.91	81.43	68.30	63.75
Net Assets, end of period ($ x 1,000)	1	1	1	250	1

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Active MidCap Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (the “Sub-Adviser”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (90 million shares authorized), Class C (15 million shares authorized), Class I (65 million shares authorized) and Class Y (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2021, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American

Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	499,186,382	-	-	499,186,382
Investment Companies	1,211,268	-	-	1,211,268

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the

NOTES TO FINANCIAL STATEMENTS (continued)

fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2021, The Bank of New York Mellon earned $947 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,669,553, undistributed capital gains $11,217,312 and unrealized appreciation $103,840,989.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2021 and December 31, 2020 were as follows: ordinary income $33,130,024 and $2,945,312, and long-term capital gains $44,298,148 and $9,252,855, respectively.

During the period ended December 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, the fund decreased total distributable earnings (loss) by $3,715,196 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2021 was approximately $6,301 with a related weighted average annualized rate of 1.19%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2021 until April 30, 2022, to waive receipt of a portion of its management fee in the amount of .35% of the value of the fund’s average daily net assets. On or after April 30, 2022, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,677,777 during the period ended December 31, 2021.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended December 31, 2021, the Distributor retained $2,527 from commissions earned on sales of the fund’s Class A shares and $6 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended December 31, 2021, Class C shares were charged $16,186 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2021, Class A and Class C shares were charged $1,139,057 and $5,395, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2021, the fund was charged $160,559 for transfer agency

NOTES TO FINANCIAL STATEMENTS (continued)

services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2021, the fund was charged $25,834 pursuant to the custody agreement.

During the period ended December 31, 2021, the fund was charged $14,276 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $311,555, Distribution Plan fees of $1,360, Shareholder Services Plan fees of $99,600, custodian fees of $7,600, Chief Compliance Officer fees of $3,627 and transfer agency fees of $30,914, which are offset against an expense reimbursement currently in effect in the amount of $145,246.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2021, amounted to $428,058,189 and $467,029,052, respectively.

At December 31, 2021, the cost of investments for federal income tax purposes was $396,556,661; accordingly, accumulated net unrealized appreciation on investments was $103,840,989, consisting of $118,875,381 gross unrealized appreciation and $15,034,392 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second

NOTES TO FINANCIAL STATEMENTS (continued)

Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional briefing or oral argument will be requested or required by a third panel member, if any, or whether any such request will impact the timing to a final decision.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

In August 2021, the Second Circuit affirmed the trial court's dismissal of the Trustee's intentional fraudulent conveyance claims against the shareholder defendants, and also affirmed denial of the Trustee’s request for leave to amend the complaint to add federal constructive conveyance claims against the shareholder defendants. In September 2021, the Trustee sought to have its appeal re-heard by some or all of the Second Circuit's judges, which the Second Circuit denied.

The Trustee petitioned the United States Supreme Court for a writ of certiorari in early 2022, in which the Trustee challenged only the Second Circuit’s decision to affirm dismissal of the Trustee’s intentional fraudulent conveyance claims. The writ of certiorari did not challenge the Second Circuit’s decision to affirm the trial court’s denial of the Trustee’s motion to add constructive fraudulent conveyance claims against the shareholder defendants. Having declined to petition for cert. review of that decision, denial of the Trustee’s motion to add constructive fraudulent conveyance claims is now final.

The shareholder defendants believe the Trustee’s cert. petition does not warrant any further response, and have therefore informed the Supreme Court that they are waiving their right to file a response unless and until a response is requested from the Court.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Active MidCap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Active MidCap Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 13.86% of the ordinary dividends paid during the fiscal year ended December 31, 2021 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2021, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,671,205 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund hereby reports $.8048 per share as a long-term capital gain distribution paid on March 30, 2021 and $5.4708 per share as a long-term capital gain distribution and $4.4034 per share as a short-term capital gain distribution paid on December 16, 2021.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 1-2, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional mid-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional mid-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds, noting that the funds included in the Performance Group and Performance Universe were not limited to funds that use quantitative models as part of their investment process like the fund, and the end date selected. The Board discussed with representatives of the Adviser and the Sub-adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the one-year period when it was above the medians (ranking first in the Performance Group in the one-year period). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown. The Board discussed with representatives of the Adviser and the Sub-adviser the reasons for the fund’s underperformance verses the Performance Group and Performance Universe during certain periods under review and determined that the addition of members to the portfolio management team responsible for the management of the fund had implemented enhancements to the investment process as indicated in the one-year period Performance Group and Performance Universe medians.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Sub-adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee (and was the lowest actual management fee in the Expense Group) and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses (and were the lowest total expenses in the Expense Group).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser stated that the Adviser has contractually agreed, until April 30, 2022, to waive receipt of a portion of its management fee in the amount of 0.35% of the value of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”) and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-adviser and the Adviser. The Board also took into consideration that the Sub-adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser are adequate and appropriate.

• The Board was satisfied with the fund’s improved performance.

• The Board concluded that the fees paid to the Adviser and the Sub-adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-adviser, of the Adviser and the Sub-adviser and the services provided to the fund by the Adviser and the Sub-adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Joni Evans (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (74)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

Alan H. Howard (62)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (58)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

Burton N. Wallack (71)

Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (75)

Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Gordon J. Davis (80)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 40

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

This page intentionally left blank.

For More Information

BNY Mellon Active MidCap Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0085AR1221

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,853 in 2020 and $34,853 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,067 in 2020 and $7,079 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,104 in 2020 and $5,222 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $6,737 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $7,366 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,264,899 in 2020 and $3,095,435 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: February 18, 2022

By: /s/ James Windels

          James Windels

          Treasurer (Principal Financial Officer)

Date: February 18, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)